Q3 2025 Results

2 TABLE OF CONTENTS Legal Disclosures 3 Guiding Principles & Social Impact 4 – 5 Business First Bancshares, Inc. Overview 6 – 11 Liquidity and Deposits 12 Securities Portfolio 13 Branches & Noninterest Revenue 14 – 15 Financial Results Q3 2025 Financial Highlights 17 – 18 Credit Metrics Analysis 19 Yield/Rate Analysis 20 – 23 Loan Portfolio Operating Loan Growth 25 Loan Composition 26 – 28 Appendix 30 – 37

3 LEGAL DISCLOSURES Special Note Concerning Forward-Looking Statements This investor presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 7, 2025 (as may be amended in the Company’s Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Non-GAAP Financial Measures This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

4 GUIDING PRINCIPLES b1BANK’s five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve.

5 SOCIAL IMPACT 2025 YTD Total Volunteerism:  2,972 Hours  805 hours of financial literacy education and non- profit service  Partnership through b1BANK Financial Institutions Group  Partner with Minority Depository Institutions (MDI) by helping with correspondent banking services, specialized expertise, supplier network access and investment. Each partnership is unique based on the MDI’s needs.  Through YTD 2025: 8 bank partners 2021 Inception Through September 2025:  Mentored 990 businesses  Conducted training classes to help 4,015 entrepreneurs start or grow their business Project REACh b1 FOUNDATION b1COMMUNITY 2,972 Volunteer Hours 990 Businesses Mentored

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (Nasdaq)

Market Capitalization: $699 million (as of September 30, 2025)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Diversified commercial-focused bank with $8.0 billion in assets and operations in Louisiana, Texas and Mississippi including: 38 legacy Louisiana full-service Banking Centers[5], two LPO/DPO offices, 15 metro-focused Texas Banking Centers and one registered investment advisory in Ridgeland, MS
- #1 deposit market share in Louisiana for Louisiana-headquartered banks[1]
- Texas markets represents 40% of credit exposure, as of 9/30/25
- Diversified deposit base with 106,153 accounts with an average balance of $61,297 and an organic deposit growth CAGR of ~15% since 4Q15[2]
- Since 2018, completed three equity capital raises including IPO totaling $151.0 million of additional capital in addition to two subordinated debt issuances totaling $77.5 million
- On October 1, 2024, Business First closed its previously announced acquisition of Oakwood Bancshares, Inc. (Oakwood) and its wholly-owned subsidiary, Oakwood Bank. Oakwood had approximately $862 million of total assets, $700 million of total loans, and $741 million of total deposits as of September 30, 2024, with a successful core conversion in 3Q25
- On July 7, 2025, BFST announced the acquisition of Progressive Bancorp, Inc. and Progressive Bank, in an all-stock transaction valued at approximately $82.6 million which upon completion will strengthen its North Louisiana franchise; as of Q1'25, Progressive had $752 million in total assets, $583 million in total loans, and $673 million in total deposits

Financial Highlights of 3Q25 ($ millions)

Assets	$7,954	Loan-to-Deposit Ratio	92.53%
Gross Loans Held for Investments	$6,021	NPLs/Total Loans (HFI)	0.82%
Deposits	$6,507	Tier 1 Risk-based Capital Ratio[4]	11.16%
ROAA	1.08%	Total Risk-based Capital Ratio[4]	13.22%
ROACE	10.80%	TCE/TA[3]	8.57%
Core ROAA[3]	1.06%	Efficiency Ratio	60.45%
Core ROACE[3]	10.65%	Core Efficiency Ratio[3]	60.94%



BFST Footprint
DALLAS
SHREVEPORT
MONROE
JACKSON
HOUSTON
LAKE CHARLES
LAFAYETTE
BATON ROUGE
NEW ORLEANS
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES
*Dots above may not represent exact geographic location.

BFST operates 57 locations including 55 full-service Banking Centers[5] and 2 LPOs across Louisiana and Texas

(1) Deposit market share is as of June 30, 2025, per FDIC data.
(2) Jumbo deposits reflects total deposits of $250 thousand or greater. Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and acquired deposits and includes brokered deposits.
(3) Non-GAAP financial measure. See appendix for applicable reconciliation.
(4) Preliminary consolidated capital ratios as of September 30, 2025.
(5) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.

6

7 EXECUTIVE MANAGEMENT Jude Melville Chairman, President and CEO Philip Jordan EVP, Chief Banking Officer Keith Mansfield EVP, Chief Operations Officer Chad Carter EVP, Correspondent Banking Gregory Robertson EVP, Chief Financial Officer Heather Roemer EVP, Chief Administrative Officer Saundra Strong EVP, General Counsel Kathryn Manning EVP, Chief Risk Officer Warren McDonald EVP, Chief Credit Officer Jerry Vascocu President, b1BANK

8 DIVERSIFIED FOOTPRINT Note: Dollars in millions. Financial data as of September 30, 2025. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. (1) Banking Center count includes one standalone ITM. (2) Excludes standalone ITM from Deposits / Banking Center calculation. Dallas Fort Worth Region # of Banking Centers: 12 # of LPOs: 1 Total Loans: $1,919.1 Total Deposits: $1,002.7 Deposits / Banking Center: $83.6 Houston Region # of Banking Centers: 5 Total Loans: $432.8 Total Deposits: $540.3 Deposits / Banking Center: $108.1 Southwest Louisiana Region # of Banking Centers: 21 Total Loans: $1,373.2 Total Deposits: $2,122.5 Deposits / Banking Center: $101.1 Greater New Orleans Region # of Banking Centers: 8 # of LPOs: 1 Total Loans: $1,143.7 Total Deposits: $1,046.3 Deposits / Banking Center: $130.8 North Louisiana Region # of Banking Centers(1): 9 Total Loans: $1,092.7 Total Deposits: $918.8 Deposits / Banking Center(2): $114.9

9 $1 4. 1 $2 3. 8 $3 0. 0 $5 2. 1 $5 2. 9 $6 5. 6 $5 9. 7 $7 6. 6 $16.8 $24.6 $37.5 $53.9 $57.6 $66.3 $65.8 $79.5 2018 2019 2020 2021 2022 2023 2024 TTM Q3'25 Net Income Core Net Income LONG-TERM PROFITABILITY Note: Dollars in millions, except for per share data. (1) Non-GAAP financial measure. See appendix for applicable reconciliation. (1) $1 .2 2 $1 .7 4 $1 .6 4 $2 .5 3 $2 .3 2 $2 .5 9 $2 .2 6 $2 .5 9 $1.45 $1.80 $2.05 $2.61 $2.52 $2.62 $2.49 $2.69 2018 2019 2020 2021 2022 2023 2024 TTM Q3'25 EPS Core EPS $1 9. 68 $2 1. 47 $1 9. 88 $2 1. 24 $2 0. 25 $2 2. 58 $2 4. 62 $2 7. 23 $1 5. 34 $1 7. 31 $1 6. 80 $1 7. 71 $1 6. 17 $1 8. 62 $1 9. 92 $2 2. 63 $15.60 $17.12 $16.28 $17.77 $19.12 $21.25 $22.05 $23.86 2018 2019 2020 2021 2022 2023 2024 Q3'25 BVPS TBVPS TBVPS (excl. AOCI) 71 .8% 64 .4% 67 .8% 61 .8% 65 .3% 61 .6% 65 .4% 62 .7% 66.9% 63.4% 61.1% 60.6% 62.8% 61.9% 64.5% 62.7% 2018 2019 2020 2021 2022 2023 2024 TTM Q3'25 Efficiency Ratio Core Efficiency Ratio (1) (1) (1) (1) Diluted EPS Available to Common Shareholders Tangible Book Value Per Share Net Income Available to Common Shareholders Efficiency Ratio

DEPOSIT GROWTH THROUGH ORGANIC AND M&A STRATEGY

- **Deposit strategy reflects consistent organic growth augmented with opportunistic M&A**
- **Total deposit CAGR of ~22% since Q4'15**
- **Organic deposit CAGR of ~15% since Q4'15 (excluding acquired deposits)(2)**



2018
Acquired $554M deposits in 2018 (Minden & Richland)
$124M organic growth in total deposits in 2018(2)
2020
Acquired Pedestal and $1.2B in total deposits in 2020
$660M organic growth in total deposits in 2020(2)
2022
Acquired Texas Citizens and $477M in total deposits in 2022
$266M organic growth in total deposits in 2022(2)
2024
Acquired Oakwood and $714M in total deposits in 2024
$549M organic growth in total deposits in 2024(2)
Q4'15 $904 $904
Q4'16 $933 $933
Q4'17 $1,056 $1,056
Q4'18 $1,734 $554 $1,180
Q4'19 $1,782 $1,782
Q4'20 $3,617 $1,175 $2,442
Q4'21 $4,077 $4,077
Q4'22 $4,820 $477 $4,343
Q4'23 $5,249 $5,249
Q4'24 $6,511 $714 $5,798
Q1'25 $6,458 $6,458
Q2'25 $6,420 $6,420
Q3'25(3) $6,507 $6,507
Organic Deposits
Acquired Deposits

(amounts in actuals)	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q4'23	Q4'24	Q1'25	Q2'25	Q3'25
Non-Jumbo Deposit Accounts(4)	15,312	15,539	15,608	41,064	37,508	90,963	89,359	97,740	101,546	125,255	125,456	102,652	102,465
Jumbo Deposit Accounts(1)	448	502	612	987	1,001	1,902	2,300	2,714	3,009	3,564	3,705	3,610	3,688
Total Deposit Accounts(1)	**15,760**	**16,041**	**16,220**	**42,051**	**38,509**	**92,865**	**91,659**	**100,454**	**104,555**	**128,819**	**129,161**	**106,262**	**106,153**
Avg. Total Deposit Account Bal.	**$ 57,375**	**$ 58,151**	**$ 65,076**	**$ 41,234**	**$ 46,275**	**$ 38,946**	**$ 44,483**	**$ 47,986**	**$ 50,201**	**$ 50,546**	**$ 50,001**	**$ 60,413**	**$ 61,297**

Note: Dollars in millions, unless otherwise noted. Above deposit information reflects b1BANK bank-level balances. Jumbo deposits reflects total deposits of $250 thousand or greater.
(1) b1BANK deposit accounts excludes 5 Business First Bancshares Holding Company accounts with the Bank subsidiary.
(2) Includes brokered deposits.
(3) Preliminary deposit balances as of 9/30/2025.
(4) Q2'25 linked-quarter decrease in accounts is attributed to the unwinding of Oakwood's brokered deposits.

10

PROVEN M&A TRACK RECORD

- **BFST has a proven M&A track record and has successfully closed and integrated six whole-bank acquisitions and two non-bank acquisitions since 2015**
- **Most recent ability to close was proven with Oakwood Bancshares transaction, which was announced on April 25, 2024, and closed on October 1, 2024**
- **26% total asset CAGR, 31% core net income CAGR, and 13% core EPS CAGR since commencing BFST's M&A strategy**
- **Significant improvement in profitability over the last ~11 years, with core ROAA improving from 0.58% in 2014 to 1.02%(2) and core efficiency ratio improving from 76.5% to 62.7%(2) over the same timeframe**



American Gateway
Closed 3/31/15
$366MM in assets(3)
10 locations acquired
$44.2MM deal value(3)
250 days to close transaction
Minden Bancorp
Closed 1/1/18
$315MM in assets(3)
2 locations acquired
$56.5MM deal value(3)
87 days to close transaction
Richland State Bancorp
Closed 11/30/18
$307MM in assets(3)
8 locations acquired
$44.7MM deal value(3)
179 days to close transaction
Pedestal Bancshares
Closed 5/1/20
$1.26B in assets(3)
22 locations acquired
$128.3MM deal value(3)
100 days to close transaction
Texas Citizens Bancorp
Closed 3/1/22
$546MM in assets(3)
6 locations acquired
$54.8MM deal value(3)
131 days to close transaction
Oakwood Bancshares
Closed 10/1/24
$862MM in assets(3)
6 locations acquired
$102.0MM deal value(3)
159 days to close transaction
Progressive Bancorp
Announced 7/7/25
$752MM in assets(4)
9 locations
$82.6MM deal value(4)

	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	Q3'25 TTM	10.75-Year CAGR
Total Assets	$ 687	$ 1,077	$ 1,106	$ 1,322	$ 2,099	$ 2,276	$ 4,175	$ 4,733	$ 5,990	$ 6,585	$ 7,857	$ 7,954	26%
Core Net Income(1)	$ 4.4	$ 4.1	$ 5.1	$ 3.1	$ 16.8	$ 24.6	$ 37.5	$ 53.9	$ 57.6	$ 66.3	$ 65.8	$ 79.5	31%
Core Diluted EPS(1)	$ 0.72	$ 0.73	$ 0.70	$ 0.39	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 2.62	$ 2.49	$ 2.69	13%
Core ROAA(1)	0.58%	0.51%	0.45%	0.26%	1.00%	1.15%	1.09%	1.22%	1.05%	1.05%	0.94%	1.02%	---
Core Efficiency Ratio(1)	76.5%	77.6%	81.1%	77.7%	66.9%	63.4%	61.1%	60.6%	62.8%	61.9%	64.5%	62.7%	---

Note: Dollars in millions, except per share data.
(1) Non-GAAP financial measure. See appendix for applicable reconciliation. Core earnings measures exclude merger charges, gain/loss on sale of securities, gain/loss on sale of former bank branches, among other non-core items.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation. Reflects TTM results as of September 30, 2025.
(3) Reflects consolidated total assets and deal value at close.
(4) Consolidated total assets for Progressive Bancorp, Inc. as of March 31, 2025. Reflects transaction value at announcement.

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12 LIQUIDITY AND DEPOSITS Deposit Composition Non-Interest Bearing NOW & Int. Bearing DDA MMDA & Savings Time Deposits • Continue to carry higher cash balances to support liquidity, with 5.89% of total assets at 9/30/2025. • Remain focused on core deposits, which represent over 84% of total deposits. • Continue to take advantage of wholesale funding alternatives to optimize interest costs and liquidity, utilizing FHLB and the brokered deposit market. • Ample contingent liquidity available of just under $3.6 billion at 9/30/2025, to supplement core deposit growth as needed. $6.51B Note: Dollars in millions. Data as of September 30, 2025. Historical Deposit Composition Liquidity Sources FHLB Borrowings Capacity 1,362$ Unencumbered Securities 600$ Available Excess Cash Reserves 367$ Fed Funds Sold 101$ Fed Funds Lines Available 145$ FRB Discount Window 1,021$ Total 3,596$

13 SECURITIES PORTFOLIO AFS Securities Portfolio• Portfolio serves as a source of on-balance sheet liquidity and provides interest income stability during times of declining rates. • With the relatively high-rate environment, the Bank is reinvesting portfolio cash flows and taking opportunities to modestly grow the portfolio as liquidity allows. • Total portfolio as of 3Q25 was $1.03 billion in AFS, of which agency mortgage-backed securities (MBS) and A-rated municipal securities were the largest components. - 3Q25 weighted average yield of 2.92% - Weighted average life of 4.39 years - Estimated effective duration of 3.61 years $1.03B Note: Dollars in millions. Data as of September 30, 2025. Book Market Net Unrealized Value Value Gain / (Loss) Municipal Securities 299.8$ 282.7$ (17.1)$ Mortgage-Backed Securities 662.2 635.7 (26.5)$ Corporate & Other Securities 42.4 40.6 (1.9)$ U.S. Government Agencies / Treasuries 27.7 27.0 (0.7)$ Total AFS Securities 1,032.1$ 985.9$ (46.2)$ Deferred Tax Impact 9.8$ Other Equities Unrealized Gain/Loss -$ Accumulated Other Comprehensive Income/Loss (36.4)$

OPTIMIZING BRANCH NETWORK AND INFRASTRUCTURE INVESTMENTS

BFST Footprint(1)



Snyder, TX
b1BANK (Organic / De Novo) (15 active(2) / 2 closed)
American Gateway (6 active / 4 closed)
Minden (2 active / 0 closed)
Richland (5 active(3) / 2 sold / 1 closed)
Pedestal (16 active / 2 Sold / 4 closed(4))
Texas Citizens (5 active / 1 closed)
Oakwood (6 active / 0 closed)
Closed, Sold, or Consolidated (2 legacy / 14 acquired / 1 De Novo LPO)
Loan Production Office (LPO) (2 active / 1 consolidated)

December 31, 2014

6 Locations

- ✓ 6 full-service Banking Centers
- ✓ ~$98MM avg. total deposits per Banking Center

\+

68 Added

- ✓ 54 acquired Banking Centers
- ✓ 7 De Novo Banking Centers
- ✓ 7 De Novo LPOs (4 LPOs converted to full-service, 1 LPO consolidated into existing Banking Center)

−

17 Closed or Sold

- ✓ 2 legacy b1BANK Banking Centers closed
- ✓ 1 LPO consolidated into existing location
- ✓ 10 acquired Banking Centers closed
- ✓ 4 acquired Banking Centers sold for a gain

=

September 30, 2025

57 Locations

- ✓ 55 Banking Centers(3)
- ✓ 2 active LPOs
- ✓ ~$120MM avg. total deposits per Banking Center(5)
- ✓ ~39% increase in average NIB deposits per Banking Center(6)

Data Source: S&P Global Market Intelligence.

(1) Reflects b1BANK branch network, including all acquired, closed/divested, and de novo Banking Centers.

(2) Includes four legacy b1BANK locations that converted from LPO to full-service Banking Centers. Includes six DFW Banking Centers.

(3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.

(4) Excludes one location sold by Pedestal prior to closing.

(5) Excludes active LPOs and Rayville, LA standalone ITM from calculation.

(6) Represents aggregate growth in average noninterest bearing deposits per Banking Center from December 31, 2014, to September 30, 2025. Excludes active LPOs and Rayville, LA standalone ITM from calculation.

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NONINTEREST REVENUE OPPORTUNITIES – CORRESPONDENT BANKING

FINANCIAL INSTITUTIONS GROUP (FIG)

- September 2020, b1BANK announced the formation of its Financial Institutions Group (FIG)
- FIG currently maintains $545 million in total loan participations sold[2] and has generated $252 million[3] in total deposits through a relationship network of ~100 bank counterparties

SMITH SHELLNUT WILSON (SSW)

- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, municipalities, high-net worth individuals, trusts and business entities
- As of September 30, 2025, SSW maintained ~$5.67 billion in AUM[1], which includes negative impact of AOCI (~$4.27 billion bank AUM[1], ~$1.40 billion non-bank AUM)
- For 3Q25, 35% of total AUM fees were represented by banks and credit unions and SSW provided portfolio management services for 51 bank clients

INTEREST RATE SWAPS

November 2023, b1BANK announced the formation of its Derivative Solutions Group, providing a full suite of interest rate hedging products offered to our commercial borrowers, including, but not limited to; interest rate swaps, caps, floors, collars, cancellable swaps. We expect to expand into our institutional client base.

3Q25 YTD PRODUCTION

- 39 total trades
- $176.3 million in total loan notional from back-to-back client swaps generated ~$2.5 million in fee income

WATERSTONE LSP

February 1, 2024 – Waterstone LSP was acquired by b1BANK and operates as a wholly-owned affiliate as a comprehensive resource for streamlined SBA lending. Waterstone optimizes partner banks' SBA lending capabilities and achieves growth objectives via Efficient Loan Management, including; Waterstone's platform simplifies pre-qualification, underwriting, packaging, and closing, accelerating the loan cycle and minimizing workload

Snapshot as of September 30, 2025:

- 25 banks under LSP Agreements
- 3Q25 loan closing volume of $12.4 million (includes $9.1 million of b1BANK loan closings)
- 3Q25 active pipeline of ~$80 million

Correspondent Revenue Growth



24.7% CAGR in Correspondent Banking revenue since 2022
$9.0
$1.6
$5.4
$0.8
$0.7
$0.5
$11.6
$1.5
$5.8
$1.0
$2.2
$0.9
$0.3
$14.4
$1.9
$6.0
$2.7
$1.1
$1.5
$0.9
$0.2
$17.4(4)
$1.8
$6.2
$3.5
$1.4
$3.3
$0.8
$0.4
FY 2022
FY 2023
FY 2024
YTD 2025(4) Annualized
LPL Brokerage
Smith Shellnut Wilson
Swap Fees
Waterstone LSP
Gain on Sale of SBA Loans
Participation Fee Revenue (FIG)
Total Mortgage Fee Revenue

(1) Includes bank and credit union AUM. Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios.
(2) Does not necessarily include total production/volume since inception.
(3) Reflects average total deposits for Q3 2025.
(4) Reflects annualized YTD 2025 actual financial results through September 30, 2025.

15

16 Financial Results

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025
Profitability	Diluted Earnings per Common Share	$0.65	$0.51	$0.65	$0.70	$0.73
	ROAA	0.97 %	0.78 %	1.00 %	1.07 %	1.08 %
	ROACE	10.76	8.23	10.48	10.87	10.80
	Net Interest Margin	3.51	3.61	3.68	3.68	3.68
	Efficiency Ratio[1]	63.45	63.91	63.85	62.83	60.45
	Net Income Available to Common Shareholders in thousands	$16,492	$15,138	$19,193	$20,753	$21,505
	Core Pre-Tax, Pre-Provision Income[1] in thousands	$25,281	$33,450	$28,742	$28,516	$31,587
	Core Diluted Earnings Per Common Share[1]	$0.68	$0.66	$0.65	$0.66	$0.72
	Core ROAA[1]	1.01 %	1.00 %	1.01 %	1.01 %	1.06 %
	Core ROACE[1]	11.23	10.58	10.53	10.23	10.65
	Net Interest Margin excluding loan discount accretion[1]	3.46	3.56	3.64	3.64	3.63
	Core Efficiency Ratio[1]	62.21	63.09	63.35	63.51	60.94
Capital	Tier 1 Leverage Ratio[2]	9.61 %	9.53 %	9.70 %	9.86 %	10.00 %
	Total Risk-Based Capital Ratio[2]	12.99	12.75	13.03	13.07	13.22
	Common Equity / Total Assets	9.11	9.26	9.69	9.77	10.14
	Tangible Common Equity / Tangible Assets[1]	7.75	7.63	8.06	8.19	8.57
	Book Value Per Common Share	$24.59	$24.62	$25.51	$26.23	$27.23
	Tangible Book Value Per Share[1]	$20.60	$19.92	$20.84	$21.61	$22.63
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.50 %	0.42 %	0.69 %	0.97 %	0.82 %
	Allowance for Credit Losses / Loans (Excl. HFS)	0.86	0.98	1.01	1.02	1.03
	ACL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.04	1.18	1.20	1.19	1.18
	NCOs / Average Loans	0.02	0.03	0.02	0.01	0.05

Core Diluted EPS Available to Common[1]



~9% growth in Core Diluted EPS(1)
$0.66
$0.72
Q4'24
Q3'25

Tangible Book Value Per Share[1]



~14% growth in TBVPS(1)
$19.92
$22.63
Q4'24
Q3'25

Tangible Common Equity / Tangible Assets[1]



94 basis point increase in TCE / TA(1)
7.63%
8.57%
Q4'24
Q3'25

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of 9/30/2025.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

17

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	9/30/2025	Change vs. 6/30/2025	Change vs. 9/30/2024	Q3'25 Highlights
Gross Loans (Excl. HFS)	$6,021.1	0%	15%	Loan balances decreased $26.6 million, or 0.44% for the quarter (1.74% annualized) driven by decreases in Commercial ($40.2 million) and Commercial Real Estate ($71.1 million). Our Texas exposure represented approximately 40% of the overall loan portfolio.
ACL + Fair Value Discount on Acquired Loans	$70.8	-4%	29%	ACL + Fair Value Discount on acquired loans as a percentage of total loans of 1.17%. Loan purchase discount decreased by approximately $1.2 million.
Investment Securities	$985.9	6%	8%	The $59.5 million increase for the quarter stemmed from positive fair market value adjustments ($14.4 million) with the remainder primarily attributed to purchases of mortgage-backed securities.
Deposits	$6,506.9	1%	15%	Deposits increased $87.2 million (1.36%, or 5.39% annualized) during Q3 as interest-bearing deposits increased $131.4 million (2.62%) and noninterest-bearing deposits decreased $44.2 million (3.13%).
Borrowings	$494.9	-19%	0%	Borrowings decreased $118.3 million for the quarter due primarily to reductions in short-term FHLB advances.
Total Equity	$878.4	4%	26%	Increase in equity for the quarter of $30.0 million driven by positive quarterly earnings coupled with positive after-tax fair value adjustments.

Balance Sheet Ratios, $ actual	9/30/2025	Actual 6/30/2025	Actual 9/30/2024	Highlights
Total Risk-Based Capital Ratio(1)	13.22 %	13.07 %	12.99 %	The improvement in the risk-based capital ratio was attributable to the retention of earnings coupled with stability of risk-based assets in 3Q25.
Tangible Common Equity / Tangible Assets(2)	8.57 %	8.19 %	7.75 %	Increase in tangible common equity for the quarter of $30.6 million driven by positive quarterly earnings.
Tangible Book Value Per Share(2)	$22.63	$21.61	$20.60	TBV increased by $1.03 or 4.75% (18.83% annualized) from the linked quarter and is attributed to $21.5 million net income available to common shareholders.
Gross Loans (Excl. HFS) / Deposits	92.53 %	94.21 %	92.54 %	Decrease for the quarter was driven primarily by interest-bearing deposit growth of $131.4 million during Q3

(1) Preliminary consolidated capital ratios as of September 30, 2025.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

18

19 ACL & FV Discount(3) Past Due Loans(1) Note: Dollars in millions. Peer average based on average of last five quarters ending 2Q25, Gulf South Peer Group defined as: FGBI, HBCP, ISTR, OBK, RRBI, VBTX, TCBX, STEL. (1) Past due loans include balances past due 30 days or more and not on a nonaccrual status. (2) Nonperforming loans include loan balances past due 90 days or more as well as loans on a nonaccrual status. (3) Total Loans includes SBA PPP loan balances. CREDIT METRICS ANALYSIS Nonperforming Loans(2) Net Charge-offs

20 3.61% 3.68% 3.68% 3.68% 3.56% 3.64% 3.64% 3.63% 3.53% 3.35% 3.31% 3.36% 2.81% 2.70% 2.64% 2.67% 7.05% 6.99% 6.96% 7.01% 4.50% 4.50% 4.50% 4.25% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Q4'24 Q1'25 Q2'25 Q3'25 NIM NIM ex. Accretion Cost of Int. Bearing Deposits Total Cost of Deposits Loan Yield Target Fed Funds Rate Note: Data is as of September 30, 2025. Chart based on GAAP data. (1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation. YIELD / RATE ANALYSIS – TRAILING TWELVE MONTHS (1)

21 4.06% 4.26% 4.23% 3.87% 3.71% 3.57% 3.51% 3.98% 4.05% 4.06% 3.75% 3.63% 3.61% 3.50% 3.32% 3.45% 3.51% 3.61% 3.68% 3.68% 3.68% 3.81% 3.99% 3.91% 3.71% 3.56% 3.42% 3.43% 3.77% 3.92% 3.75% 3.54% 3.49% 3.46% 3.38% 3.27% 3.34% 3.46% 3.56% 3.64% 3.64% 3.63% 0.25% 0.25% 0.25% 0.25% 0.25% 0.25% 0.50% 1.75% 3.25% 4.50% 5.00% 5.25% 5.50% 5.50% 5.50% 5.50% 5.00% 4.50% 4.50% 4.50% 4.25% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 NIM NIM ex. Accretion Target Fed Funds Rate Note: Data is as of September 30, 2025. Chart based on GAAP data. (1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation. YIELD / RATE ANALYSIS – LONG TERM MARGIN STABILITY (1) 2020 2021 2022 2023 2024 2025

ESTIMATED DEPOSIT BETA IN EASING RATE CYCLE

- **Internal modeling implies an estimated total deposit beta of 45% – 55%, in the near-term downward rate cycle**
- **Overall Core CD balance[1] retention rate was 83% during September**
- **$177 million remaining Core CD balances[1] will mature in 4Q25, with $225 million maturing in 1Q26**

Deposit Portfolio (as of 9/30/25)	% of Deposits	$ Amount of Deposits	Weighted Avg. Rate[2]	Approx. Beta in Easing Cycle
Non-Interest Bearing Deposits	21.0%	$1,366.6	-%	-%
Core Time Deposits[1]	5.8%	$379.1	3.22%	45 - 55%
High Beta/Special CDs	10.1%	$656.4	4.03%	55 - 65%
Brokered Deposits	9.2%	$596.0	4.33%	100%
Low Beta/Standard Non-Maturity Deposits	8.0%	$517.6	1.77%	25 - 35%
Higher Beta Non-Maturity Deposits	46.0%	$2,991.2	3.14%	70 - 80%
Total Deposits	**100.0%**	**$6,506.9**	**2.58%**	**45 - 55%**

Note: Dollars in millions; amounts may not total due to rounding. Betas are estimates that reflect the deposit portfolio composition as of September 30, 2025, based on analysis of BFST deposit pricing in prior cycles.
(1) Core CDs and Core Time Deposits exclude brokered deposits and CDARs.
(2) Reflects weighted average rate as of month-end, September 30, 2025.
(3) Non-GAAP financial measure. See appendix for applicable reconciliation.

22

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI (as of 9/30/25)

60.3% of total loans HFI are floating / variable rate or fixed rate maturing/repricing within the next 12-months

83.1% of floating-rate loan balances would reprice immediately(2) with a 0.25% decrease in interest rates



27.4%
39.7%
22.2%
10.8%

	Outstanding Balance ($MM)	Outstanding Balance (% of Total)	Weighted Avg. Rate(1)
Fixed Rate Loans (mature/reprice > 1 year)	$ 2,385.6	39.7%	5.92%
Fixed Rate Loans (mature/reprice < 1 year)	646.4	10.8%	6.30%
Floating Rate with Floors	1,333.4	22.2%	7.32%
Floating Rate without Floors	1,646.3	27.4%	7.33%
Total	**$ 6,011.7**	**100.0%**	**6.66%**

- 49.6% of total loans HFI are floating rate
  - 83.1% of floating-rate loan balances would reprice immediately(2) with a 0.25% decrease in interest rates
- 71.2% of floating-rate loans float on the WSJ Prime Daily Index
- 50.4% of total loans HFI are fixed rate
  - 10.8% of fixed-rate loans mature within the next 12 months

Maturities by Loan Type

(dollars in millions)	Fixed Rate Loans Maturing Beyond 1-Year Q4'26	FY 2026	FY 2027	FY 2028	> FY 2028
C&D	$ 4.6	$ 4.6	$ 29.3	$ 8.5	$ 48.5
Owner-Occupied CRE	20.3	20.3	73.8	47.5	204.7
Income Producing CRE	0.1	0.1	2.2	1.0	3.1
C&I	1.8	1.8	6.4	11.7	23.8
Agricultural	0.2	0.2	0.9	0.6	3.9
Farmland	9.1	9.1	69.9	58.6	265.0
1-4 Family	96.2	96.2	439.9	215.1	572.8
Consumer & Other	6.1	6.1	87.5	29.3	43.3
Total	**$ 138.5**	**$ 138.5**	**$ 709.8**	**$ 372.3**	**$ 1,165.1**
Weighted Avg. Rate(1)	**4.89%**	**4.89%**	**5.27%**	**6.99%**	**6.09%**

(dollars in millions)	Fixed Rate Loans Maturing within the next 12-Months Q4'25	Q1'26	Q2'26	Q3'26	NTM Total
C&D	$ 37.8	$ 4.1	$ 8.2	$ 9.1	$ **59.3**
Owner-Occupied CRE	21.8	8.6	29.5	11.1	**71.0**
Income Producing CRE	0.1	-	0.1	0.3	**0.4**
C&I	3.3	0.1	7.2	2.9	**13.6**
Agricultural	10.3	33.3	64.0	1.1	**108.7**
Farmland	50.6	31.9	19.7	19.2	**121.4**
1-4 Family	31.6	60.9	62.8	39.9	**195.2**
Consumer & Other	31.1	13.0	6.5	26.3	**76.9**
Total	**$ 186.5**	**$ 151.9**	**$ 198.1**	**$ 109.9**	**$ 646.4**
Weighted Avg. Rate(1)	**6.29%**	**6.37%**	**6.75%**	**5.40%**	**6.30%**

(dollars in millions)	All Floating Rate Loans, Maturing, Q4'25	Q1'26	FY 2026	FY 2027	> FY 2027
C&D	$ 68.1	$ 62.3	$ 170.9	$ 141.6	$ 110.3
Owner-Occupied CRE	4.5	3.3	9.0	8.2	135.4
Income Producing CRE	0.7	0.1	1.0	0.6	1.6
C&I	12.0	3.0	20.5	21.1	92.8
Agricultural	0.7	16.7	45.5	0.9	2.6
Farmland	174.4	105.2	314.0	84.1	410.3
1-4 Family	70.8	54.2	138.6	87.8	551.2
Consumer & Other	65.5	35.5	122.1	31.0	81.8
Total	**$ 396.6**	**$ 280.5**	**$ 821.7**	**$ 375.3**	**$ 1,386.1**
Weighted Avg. Rate(1)	**7.62%**	**7.59%**	**7.62%**	**7.39%**	**7.04%**

Note: Dollars in millions. Data is as of September 30, 2025. Loan balances are before accounting adjustments and excludes loans in process.
(1) Reflects weighted average stated rate for the month-end for each period indicated.
(2) Includes all floating rate loans that would reprice between October 1, 2025 and December 31, 2025 (i.e., all loans that would reprice in the current quarter).

23

24 Loan Portfolio

25 $5,981 $6,048 $6,021 $5,981 $374 $(374) $432 $(365) $452 $(479) Note: Data is as of September 30, 2025. Dollars in millions. Loan balances are before accounting adjustments. OPERATING LOAN GROWTH Loan Composition by Market 13.0% 13.2% 18.3% 9.9% 5.0% 14.2% 32.2% 7.3% 0 1,000 2,000 3,000 4,000 5,000 6,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 09/30/25 Capital North Louisiana Southwest Louisiana Bayou Greater New Orleans Dallas Houston Q3’25 YTD Loan Growth Waterfall 12/31/24 Loans 3/31/25 Loans 6/30/25 Loans 9/30/25 Loans Originations Originations OriginationsPaydowns / Payoffs Paydowns / Payoffs Paydowns / Payoffs

26 Note: Loan composition as of September 30, 2025, based on preliminary FDIC call report data. LOAN COMPOSITION $6.02 billion Total Loan Portfolio Composition Top 5 Exposure Categories Outstanding Unfunded Average NPLs % of Balance Commitment Loan Size Total Loans Commercial $1.85 billion $980 million $458 thousand 1.27% CRE - Owner-Occupied $1.08 billion $66 million $936 thousand 0.46% CRE - Non Owner-Occupied $1.28 billion $54 million $1.98 million 0.46% Construction & Land $639 million $318 million $633 thousand 0.63% 1-4 Family $580 million $21 million $215 thousand 1.40% Total $5.42 billion $1.44 billion $845 thousand 0.86%

27 LOAN COMPOSITION: COMMERCIAL Note: Data is as of September 30, 2025. Percentages based on loan balances before accounting adjustments. • Commercial loans represent 31.9% of the total loan portfolio • Total commercial loan growth year-over-year of 28.4% • Weighted average maturity of the commercial portfolio is 2.73 years Commercial Loans by Collateral Commercial Loans by Market AR & Inventory, 39.9% Equipment, 9.5% All Other, 24.7% Titled Collateral, 11.1% Cash/Securities, 6.5% Agricultural, 8.2% DFW, 37.5% North Louisiana, 21.4% Bayou, 6.7% Capital, 9.8% Greater New Orleans, 11.2% Southwest Louisiana, 7.3% Houston, 6.3%

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



$638.9 million
5.8%
8.0%
9.4%
18.5%
0.0%
18.3%
7.0%
6.6%
5.5%
20.9%

C&D Portfolio	
Raw Land	5.8%
Vacant Residential Lots	8.0%
Vacant Commercial Lots	9.4%
Land Development - Residential	18.5%
Residential Construction - OORE	0.0%
Residential Construction - Non OORE	18.3%
Commercial Construction - Retail	7.0%
Commercial Construction - Office	6.6%
Commercial Construction - Apartment/Multi-Family	5.5%
Commercial Construction - Other	20.9%
Total C&D	**100.0%**

CRE Composition - Owner Occupied



$1.08 billion
1.1%
27.5%
23.5%
15.7%
15.3%
16.9%

Owner Occupied CRE Portfolio	
Hotel/Motel	1.1%
Office Building	27.5%
Office/Warehouse	23.5%
Retail	15.7%
Commercial Building	15.3%
Other	16.9%
Total CRE - Owner Occupied	**100.0%**

CRE Composition - Income Producing



$1.28 billion
14.9%
22.2%
3.3%
6.9%
8.7%
25.5%
9.1%
9.5%

Income Producing CRE Portfolio	
Hotel/Motel	14.9%
Office Building	22.2%
Office/Warehouse	3.3%
Warehouse	6.9%
Retail - Single-Tenant	8.7%
Retail - Multi-Tenant	25.5%
Commercial Building	9.1%
Other	9.5%
Total CRE - Income Producing	**100.0%**

C&D by Geography[1]



$638.9 million
17.9%
12.6%
8.7%
4.7%
4.4%
3.0%
2.8%
2.7%
2.3%
2.2%
38.7%

C&D Portfolio	
Dallas, TX	17.9%
Baton Rouge, LA	12.6%
Covington, LA	8.7%
Frisco, TX	4.7%
Houston, TX	4.4%
Celina, TX	3.0%
New Orleans, LA	2.8%
Plano, TX	2.7%
Coppell, TX	2.3%
Friendswood, TX	2.2%
All Other Geographies	38.7%
Total C&D	**100.0%**

Owner Occupied CRE Geography[1]



$1.08 billion
9.9%
7.2%
6.5%
4.9%
3.5%
3.2%
2.9%
2.7%
2.5%
2.4%
54.5%

Owner Occupied CRE Portfolio	
Baton Rouge, LA	9.9%
Houston, TX	7.2%
New Orleans, LA	6.5%
Dallas, TX	4.9%
Monroe, LA	3.5%
Lake Charles, LA	3.2%
Metairie, LA	2.9%
Houma, LA	2.7%
Bossier City, LA	2.5%
Lafayette, LA	2.4%
All Other Geographies	54.5%
Total CRE - Owner Occupied	**100.0%**

Income Producing CRE Geography[1]



$1.28 billion
13.6%
12.6%
7.7%
7.3%
5.4%
4.2%
3.2%
3.0%
2.5%
2.4%
38.1%

Income Producing CRE Portfolio	
Dallas, TX	13.6%
Baton Rouge, LA	12.6%
Monroe, LA	7.7%
Houston, TX	7.3%
Covington, LA	5.4%
Lafayette, LA	4.2%
New Orleans, LA	3.2%
Lake Charles, LA	3.0%
Plano, TX	2.5%
Shreveport, LA	2.4%
All Other Geographies	38.1%
Total CRE - Income Producing	**100.0%**

C&D Highlights

- $638.9 million total portfolio
- $23.4 million largest relationship[2]
- $635 thousand average loan size
- $229.7 million maturing over the next 12 months[3]
- Dallas, Baton Rouge and Covington represent top 3 geographies within C&D and comprise 39.2% of all C&D loans or $250.4 million

Owner-Occupied Highlights

- $1.08 billion total portfolio
- $18.9 million largest relationship[2]
- $939 thousand average loan size
- $126.7 million maturing over the next 12 months[3]
- Baton Rouge, Houston and New Orleans represent top 3 geographies within owner-occupied and comprise 23.5% of all owner-occupied loans or $253.8 million

Income Producing Highlights

- $1.28 billion total portfolio
- $27.8 million largest relationship[2]
- $1.99 million average loan size
- $239.9 million balance maturing over the next 12 months[3]
- Dallas, Baton Rouge and Monroe represent top 3 geographies within income producing and comprise 33.9% of all income producing loans or $433.9 million

Note: Dollars in millions. Data is as of September 30, 2025. Percentages based on loan balances before accounting adjustments.

(1) Geographic composition detail reflects borrower zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral. Loan balances include Oakwood totals within Dallas geography.

(2) Represents the largest loan in each portfolio net of balances sold to other institutions.

(3) Represents the outstanding principal balance of all loans maturing between October 1, 2025, through September 30, 2026.

28

29 APPENDIX

HISTORICAL FINANCIAL SUMMARY

	2020	2021	2022	2023	2024	YTD 2025
	For the Fiscal Year Ended December 31,					
Balance Sheet & Capital						
Total Assets	$4,160,360	$4,726,378	$5,990,460	$6,584,550	$7,857,090	$7,953,862
Gross Loans (Excl. HFS)	2,991,355	3,189,608	4,606,176	4,992,785	5,981,399	6,021,055
Deposits	3,616,679	4,077,283	4,820,345	5,248,790	6,511,331	6,506,862
Total Equity	409,963	433,368	580,481	644,259	799,466	878,440
Tangible Common Equity / Tangible Assets[1]	8.45 %	7.76 %	6.89 %	7.28 %	7.63 %	8.57 %
Tier 1 Leverage Ratio[2]	8.79	8.14	9.49	9.52	9.53	10.00
Total Risk-based Capital Ratio[2]	--	11.94	12.75	12.85	12.75	13.22
Net Loans (Excl. HFS) / Assets	71.37 %	66.87 %	76.25 %	75.21 %	75.43 %	74.98 %
Gross Loans (Excl. HFS) / Deposits	82.71	78.23	95.56	95.12	91.86	92.53
NIB Deposits / Deposits	32.19	31.66	32.14	24.75	20.84	21.00
Commercial Loans / Loans (Excl. HFS)[3]	21.60	22.62	25.05	27.22	31.24	31.90
C&D / Total Risk-Based Capital[4]	106.0 %	117.0 %	109.8 %	91.7 %	78.2 %	74.2 %
CRE / Total Risk-Based Capital[4]	262.0	250.1	272.1	253.5	253.6	271.4
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	0.35 %	0.41 %	0.25 %	0.34 %	0.42 %	0.82 %
NPAs / Assets (Excl. TDRs)[5]	0.48	0.31	0.21	0.28	0.39	0.83
Reserves / Loans (Excl. HFS)	0.74	0.91	0.83	0.81	0.92	0.95
NCOs / Average Loans	0.06	0.03	0.04	0.11	0.08	0.08
Profitability Ratios						
Net Income Available to Common Shareholders	$29,994	$52,136	$52,905	$65,642	$59,706	$61,451
ROAA	0.88 %	1.18 %	0.97 %	1.04 %	0.86 %	1.05 %
ROACE	8.42	12.25	11.59	12.36	9.54	10.74
Net Interest Margin	4.06 %	3.84 %	3.92 %	3.62 %	3.48 %	3.68 %
Efficiency Ratio	67.75	61.84	65.26	61.61	65.42	62.37
Non-Interest Income / Avg. Assets	0.63	0.80	0.54	0.62	0.63	0.67
Non-Interest Expense / Avg. Assets	2.95	2.66	2.73	2.47	2.55	2.57

Note: Dollars in thousands. As of December 31 except YTD 2025.
(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of 9/30/2025. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on preliminary FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

30

31 COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE Note: Dollars in thousands. (1) Calculated at the bank level based on preliminary FDIC call report data. (2) Based on outstanding loan balances prior to accounting adjustments. Percentage based on CRE loans outstanding. (3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption. (4) All charge-offs are YTD through period noted. Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Q3'25 Construction - 1-4 Family Residential 60,780$ 68,503$ 90,861$ 109,629$ 117,128$ 105,098$ 103,568$ Other Const, Development, Vacant Land & Lots 183,401 334,562 457,667 612,445 552,670 565,404 535,339 Total Construction 244,181 403,065 548,528 722,074 669,798 670,502 638,907 % of Total Loans (1) 14.3% 13.5% 17.2% 15.7% 13.4% 11.2% 10.6% % of Total Bank Capital 95.9% 106.0% 117.0% 116.7% 97.6% 83.9% 74.2% Multi-Family Properties 36,454 95,707 97,508 98,637 108,432 200,454 250,856 Commercial Rental 284,795 496,198 525,977 967,915 1,072,280 1,299,469 1,280,113 Other Loans for Real Estate Purposes 708 736 500 409 481 4,112 167,886 Total Outstanding CRE Exposure 566,138$ 995,706$ 1,172,513$ 1,789,035$ 1,850,991$ 2,174,537$ 2,337,762$ % of Total Loans (1) 33.1% 33.3% 36.7% 38.8% 37.1% 36.4% 38.8% % of Total Bank Capital 222.4% 262.0% 250.1% 289.1% 269.7% 272.1% 271.4% Credit Ratings(2) Pass-Watch / Special Mention % 0.5% 1.7% 2.7% 3.0% 2.4% 7.1% 6.9% Classified % 0.9% 0.7% 1.2% 0.7% 0.6% 0.4% 0.5% Total Watch List % 1.4% 2.4% 3.9% 3.6% 3.0% 7.6% 7.4% Past Dues(3) Nonaccrual Loans 1,449$ 1,578$ 1,701$ 1,250$ 4,569$ 6,130$ 9,257$ Past Due 90 days or more - 77 - 4 - - 666 Total Past Due 1,449$ 1,654$ 1,701$ 1,254$ 4,569$ 6,130$ 9,923$ Total Past Due / Total CRE Loans 0.3% 0.2% 0.1% 0.1% 0.2% 0.3% 0.4% Net Charge Offs YTD(4) (2)$ 14$ 147$ (9)$ 1,982$ 1,683$ 1,514$ Net Charge Offs YTD / CRE Loans (0.00%) 0.00% 0.01% (0.00%) 0.11% 0.08% 0.06%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion

	For the Year Ended December 31,					Fiscal Quarter				
	2020	2021	2022	2023	2024	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25
Core Net Income:										
Net Income	$ 29,994	$ 52,136	$ 52,905	$ 65,642	$ 59,706	$ 16,492	$ 15,138	$ 19,193	$ 20,753	$ 21,505
Adjustments[(1)]:										
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 277	$ 799	$ 566	$ -	$ (39)	$ -	$ -	$ (122)	$ -	$ -
Write-Down on Former Bank Premises	$ -	$ -	$ -	$ 341	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (107)	$ (299)	$ 38	$ 2,023	$ (6)	$ 10	$ (17)	$ 1	$ 37	$ (61)
(Gain)/Loss on Sale of Banking Center	$ -	$ (354)	$ -	$ (745)	$ -	$ -	$ -	$ -	$ (2,527)	$ -
(Gain)/Loss on Extinguishment of Debt	$ -	$ -	$ -	$ (1,150)	$ -	$ -	$ -	$ (497)	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ 1,230	$ 395	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 7,832	$ 407	$ 4,236	$ 215	$ 1,524	$ 319	$ 162	$ 536	$ 467	$ 1,000
Core conversion expenses	$ -	$ -	$ -	$ -	$ 769	$ 403	$ 366	$ 170	$ 795	$ 346
CECL Oakwood impact	$ -	$ -	$ -	$ -	$ 3,805	$ -	$ 3,805	$ -	$ -	$ -
Tax Credit - ERC	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (1,575)
Core Net Income	$ 37,466	$ 53,919	$ 57,597	$ 66,326	$ 65,759	$ 17,224	$ 19,454	$ 19,281	$ 19,525	$ 21,215
Core Return on Average Assets:										
Net Income	$ 29,994	$ 52,136	$ 52,905	$ 65,642	$ 59,706	$ 16,492	$ 15,138	$ 19,193	$ 20,753	$ 21,505
Core Net Income	$ 37,466	$ 53,919	$ 57,597	$ 66,326	$ 65,759	$ 17,224	$ 19,454	$ 19,281	$ 19,525	$ 21,215
Average Assets	$ 3,426,120	$ 4,403,670	$ 5,473,508	$ 6,341,880	$ 6,973,735	$ 6,788,644	$ 7,721,338	$ 7,750,982	$ 7,791,371	$ 7,921,159
ROAA	0.88%	1.18%	0.97%	1.04%	0.86%	0.97%	0.78%	1.00%	1.07%	1.08%
Core ROAA	1.09%	1.22%	1.05%	1.05%	0.94%	1.01%	1.00%	1.01%	1.01%	1.06%
ROACE	8.42%	12.25%	11.59%	12.36%	9.54%	10.76%	8.23%	10.48%	10.87%	10.80%
Core ROACE	10.51%	12.67%	12.62%	12.49%	10.51%	11.23%	10.58%	10.53%	10.23%	10.65%
Average Diluted Shares Outstanding	18,243,445	20,634,281	22,817,493	25,296,200	26,452,084	25,440,247	29,520,781	29,545,921	29,586,975	29,656,639
Diluted Earnings per Common Share	$ 1.64	$ 2.53	$ 2.32	$ 2.59	$ 2.26	$ 0.65	$ 0.51	$ 0.65	$ 0.70	$ 0.73
Core Diluted Earnings per Common Share	$ 2.05	$ 2.61	$ 2.52	$ 2.62	$ 2.49	$ 0.68	$ 0.66	$ 0.65	$ 0.66	$ 0.72
Net Interest Margin Excluding Loan Discount Accretion:										
Net Interest Income	$ 127,646	$ 153,884	$ 199,577	$ 215,129	$ 227,383	$ 56,114	$ 65,729	$ 65,983	$ 67,042	$ 69,276
Adjustments:										
Loan purchase discount accretion	(6,592)	(7,750)	(9,432)	(9,311)	(4,182)	(705)	(997)	(793)	(767)	(1,111)
Adjusted Net Interest Income	$ 121,054	$ 146,134	$ 190,145	$ 205,818	$ 223,201	$ 55,409	$ 64,732	$ 65,190	$ 66,275	$ 68,165
Average Interest-earning Assets	$ 3,145,743	$ 4,011,773	$ 5,091,684	$ 5,939,405	$ 6,536,333	$ 6,363,995	$ 7,237,784	$ 7,263,399	$ 7,299,899	$ 7,460,027
Net Interest Margin	4.06%	3.84%	3.92%	3.62%	3.48%	3.51%	3.61%	3.68%	3.68%	3.68%
Net Interest Margin excluding loan discount accretion	3.85%	3.64%	3.73%	3.47%	3.41%	3.46%	3.56%	3.64%	3.64%	3.63%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

32

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income and ROAA - Trailing Twelve Months	Fiscal Quarter				TTM
	Q4'24	Q1'25	Q2'25	Q3'25	Q3'25
Core Net Income:					
Net Income	$ 15,138	$ 19,193	$ 20,753	$ 21,505	$ 76,589
Adjustments[(1)]:					
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ (122)	$ -	$ -	$ (122)
(Gain)/Loss on Sale of Securities	$ (17)	$ 1	$ 37	$ (61)	$ (40)
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ (2,527)	$ -	$ (2,527)
(Gain)/Loss on Extinguishment of Debt	$ -	$ (497)	$ -	$ -	$ (497)
Acquisition-related expenses	$ 162	$ 536	$ 467	$ 1,000	$ 2,165
Core conversion expenses	$ 366	$ 170	$ 795	$ 346	$ 1,678
CECL Oakwood impact	$ 3,805	$ -	$ -	$ -	$ 3,805
Tax Credit - ERC	$ -	$ -	$ -	$ (1,575)	$ (1,575)
Core Net Income	$ 19,454	$ 19,281	$ 19,525	$ 21,215	$ 79,474
Core Return on Average Assets:					
Net Income	$ 15,138	$ 19,193	$ 20,753	$ 21,505	$ 76,589
Core Net Income	$ 19,454	$ 19,281	$ 19,525	$ 21,215	$ 79,474
Average Assets	$ 7,721,338	$ 7,750,982	$ 7,791,371	$ 7,921,159	$ 7,796,213
ROAA	0.78%	1.00%	1.07%	1.08%	0.98%
Core ROAA	1.00%	1.01%	1.01%	1.06%	1.02%
Average Diluted Shares Outstanding	29,520,781	29,545,921	29,586,975	29,656,639	29,577,579
Diluted Earnings per Common Share	$ 0.51	$ 0.65	$ 0.70	$ 0.73	$ 2.59
Core Diluted Earnings per Common Share	$ 0.66	$ 0.65	$ 0.66	$ 0.72	$ 2.69

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

33

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS	Fiscal Quarter				
	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 699,524	$ 799,466	$ 826,312	$ 848,440	$ 878,440
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 627,594	$ 727,536	$ 754,382	$ 776,510	$ 806,510
Adjustments:					
Goodwill	(91,527)	(121,572)	(121,691)	(121,146)	(121,146)
Core deposit and other intangibles	(10,326)	(17,252)	(16,538)	(15,775)	(15,136)
Total Tangible Common Equity	$ 525,741	$ 588,712	$ 616,153	$ 639,589	$ 670,228
Tangible Assets					
Total Assets	$ 6,888,649	$ 7,857,090	$ 7,784,728	$ 7,948,294	$ 7,953,862
Adjustments:					
Goodwill	(91,527)	(121,572)	(121,691)	(121,146)	(121,146)
Core deposit and other intangibles	(10,326)	(17,252)	(16,538)	(15,775)	(15,136)
Total Tangible Assets	$ 6,786,796	$ 7,718,266	$ 7,646,499	$ 7,811,373	$ 7,817,580
Common Equity to Total Assets	9.11%	9.26%	9.69%	9.77%	10.14%
Tangible Common Equity to Tangible Assets	7.75%	7.63%	8.06%	8.19%	8.57%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 699,524	$ 799,466	$ 826,312	$ 848,440	$ 878,440
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 627,594	$ 727,536	$ 754,382	$ 776,510	$ 806,510
Adjustments:					
Goodwill	(91,527)	(121,572)	(121,691)	(121,146)	(121,146)
Core deposit and other intangibles	(10,326)	(17,252)	(16,538)	(15,775)	(15,136)
Total Tangible Common Equity	$ 525,741	$ 588,712	$ 616,153	$ 639,589	$ 670,228
Adjustments:					
Exclude AOCI	(46,144)	(62,998)	(52,844)	(47,768)	(36,429)
Total Tangible Common Equity (excl. AOCI)	$ 571,885	$ 651,710	$ 668,997	$ 687,357	$ 706,657
Common shares outstanding	25,519,501	29,552,358	29,572,297	29,602,970	29,615,370
Book Value per Common Share	$ 24.59	$ 24.62	$ 25.51	$ 26.23	$ 27.23
Tangible Book Value per Common Share	$ 20.60	$ 19.92	$ 20.84	$ 21.61	$ 22.63
Tangible Book Value per Common Share (excl. AOCI)	$ 22.41	$ 22.05	$ 22.62	$ 23.22	$ 23.86

Note: Dollars in thousands except per share data.

34

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	2020	2021	2022	2023	2024
	For the Year Ended December 31,				
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 409,963	$ 433,368	$ 580,481	$ 644,259	$ 799,466
Preferred Stock	-	-	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 409,963	$ 433,368	$ 508,551	$ 572,329	$ 727,536
Adjustments:					
Goodwill	(53,862)	(59,894)	(88,543)	(88,391)	(121,572)
Core deposit and other intangibles	(9,734)	(12,203)	(14,042)	(11,895)	(17,252)
Total Tangible Common Equity	$ 346,367	$ 361,271	$ 405,966	$ 472,043	$ 588,712
Tangible Assets					
Total Assets	$ 4,160,360	$ 4,726,378	$ 5,990,460	$ 6,584,550	$ 7,857,090
Adjustments:					
Goodwill	(53,862)	(59,894)	(88,543)	(88,391)	(121,572)
Core deposit and other intangibles	(9,734)	(12,203)	(14,042)	(11,895)	(17,252)
Total Tangible Assets	$ 4,096,764	$ 4,654,281	$ 5,887,875	$ 6,484,264	$ 7,718,266
Common Equity to Total Assets	9.85%	9.17%	8.49%	8.69%	9.26%
Tangible Common Equity to Tangible Assets	8.45%	7.76%	6.89%	7.28%	7.63%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 409,963	$ 433,368	$ 580,481	$ 644,259	$ 799,466
Preferred Stock	-	-	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 409,963	$ 433,368	$ 508,551	$ 572,329	$ 727,536
Adjustments:					
Goodwill	(53,862)	(59,894)	(88,543)	(88,391)	(121,572)
Core deposit and other intangibles	(9,734)	(12,203)	(14,042)	(11,895)	(17,252)
Total Tangible Common Equity	$ 346,367	$ 361,271	$ 405,966	$ 472,043	$ 588,712
Adjustments:					
Exclude AOCI	10,628	(1,177)	(74,204)	(66,585)	(62,998)
Total Tangible Common Equity	$ 335,739	$ 362,448	$ 480,170	$ 538,628	$ 651,710
Common shares outstanding	20,621,437	20,400,349	25,110,313	25,351,809	29,552,358
Book Value per Common Share	$ 19.88	$ 21.24	$ 20.25	$ 22.58	$ 24.62
Tangible Book Value per Common Share	$ 16.80	$ 17.71	$ 16.17	$ 18.62	$ 19.92
Tangible Book Value per Common Share (excl. AOCI)	$ 16.28	$ 17.77	$ 19.12	$ 21.25	$ 22.05

Note: Dollars in thousands except per share data.

35

36 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Note: Dollars in thousands. (1) Excludes gains/losses on sales of securities. TTM Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 12/31/2023 12/31/2024 Q3'25 Core Efficiency Ratio: Noninterest Expense 42,450$ 49,570$ 50,578$ 51,206$ 48,882$ 156,702$ 177,652$ 200,236$ Core Adjustments (830)$ (631)$ (895)$ (1,578)$ 401$ (668)$ (2,595)$ (2,703)$ Net Interest and Noninterest Income 66,901$ 77,565$ 79,210$ 81,504$ 80,870$ 254,336$ 271,569$ 319,149$ Core Adjustments -$ -$ (785)$ (3,360)$ -$ (2,403)$ (50)$ (4,145)$ Efficiency Ratio(1) 63.45% 63.91% 63.85% 62.83% 60.45% 61.61% 65.42% 62.74% Core Efficiency Ratio 62.21% 63.09% 63.35% 63.51% 60.94% 61.93% 64.47% 62.71% Core Efficiency Ratio Fiscal Quarter Fiscal Year Ended

37 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Note: Dollars in thousands. Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Core pre-tax, pre-provision earnings: Pre-tax, pre-provision earnings 24,438$ 28,016$ 28,631$ 30,251$ 32,065$ Adjustments: -$ -$ (155)$ -$ -$ -$ -$ -$ -$ -$ 13$ (21)$ 1$ 47$ (77)$ (Gain)/Loss on Sale of Banking Center -$ -$ -$ (3,360)$ -$ -$ -$ (630)$ -$ -$ 319$ 168$ 679$ 570$ 1,157$ 511$ 463$ 216$ 1,008$ 439$ -$ 4,824$ -$ -$ -$ -$ -$ -$ -$ (1,997)$ Core pre-tax, pre-provision earnings 25,281$ 33,450$ 28,742$ 28,516$ 31,587$ Acquisition-related expenses Core conversion expenses CECL Oakwood impact Tax Credit - ERC Core Pre-tax, Pre-provision Earnings Fiscal Quarter (Gain)/Loss Former Bank Premises & Equipment Write-Down on Former Bank Premises (Gain)/Loss on Sale of Securities (Gain)/Loss on Extinguishment of Debt